MASSACHUSETTS INVESTORS TRUST *

                      Supplement to the Current Prospectus



Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

The Massachusetts Investors Trust is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. These individuals have been the fund's portfolio managers since: Mr. Laupheimer - 1992 and Mr. Taylor - 2001, and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996.

Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                 The date of this Supplement is August 5, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.